UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                         ______________


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

                         ______________



 Date of Report (Date of earliest event reported):  January 14, 2003



                  Jennifer Convertibles, Inc.
     (Exact name of registrant as specified in its charter)


    Delaware                 1-9681                  11-2824646
 (State or other           (Commission             (IRS Employer
 jurisdiction of           File Number)         Identification No.)
 incorporation)



                    419 Crossways Park Drive
                    Woodbury, New York 11797
      (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (516) 496-1900



 (Former name or former address, if changed since last report)

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Item 9.   Regulation FD Disclosure.

     Filed as Exhibit 99.1 hereto are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the quarter ended November 30, 2002.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Jennifer Convertibles, Inc.



Date: January 14, 2003             By:  /s/ Harley J. Greenfield
                                        Harley J. Greenfield
                                        Chief Executive Officer



























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                         EXHIBIT INDEX

Exhibit
Number              Description

99.1                Certifications pursuant to 18 U.S.C. Section
                    1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                                     Exhibit 99.1

                          Certification
         Pursuant to 18 U.S.C. Section 1350, as added by
          Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report of Jennifer Convertibles, Inc., a Delaware corporation (the "Company") on Form 10-Q for the period ending November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harley J. Greenfield, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2003

/s/ Harley J. Greenfield
Harley J. Greenfield, Chief Executive Officer

                                                     Exhibit 99.1

                          Certification
         Pursuant to 18 U.S.C. Section 1350, as added by
          Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report of Jennifer Convertibles, Inc., a Delaware corporation (the "Company") on Form 10-Q for the period ending November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rami Abada, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2003

/s/ Rami Abada
Rami Abada, Chief Financial Officer

























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